 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)                     May 15, 2015

HOMELAND RESOURCES LTD.
(Exact name of registrant as specified in its charter)

NEVADA	000-55282	26-0841675
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3395 S. Jones Boulevard, #169 Las Vegas, Nevada		89146
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code		(877) 503-4299

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Extension to Letter Agreement with Telesecurity Sciences, Inc.

On May 15, 2015, Homeland Resources Ltd. (the “Company”) further extended (the “Extension”) the closing date and payment dates under its letter agreement (the “Letter Agreement”) dated January 8, 2015 with TeleSecurity Sciences Inc. (“TSS”).  In connection with the Extension, in consideration of the payment of $5,000, the parties agreed to extend the initial closing date from May 15, 2015 to July 15, 2015 and all other closing and payment dates were also deferred 60 days.

ITEM 9.01        FINANCIAL STATEMENTS AND EXHIBITS.

(d)       Exhibits

Exhibit Number	Description of Exhibits
10.1	Extension agreement dated May 15, 2015 between Homeland Resources Ltd. and Telesecurity Sciences, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOMELAND RESOURCES LTD.

Date: May 18, 2015	By:	/s/ David St. James
David St. James,
Secretary and Treasurer